SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2002

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Wabasha Street North, St. Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code:  651-293-2233

(Not applicable)

(Former name or former address, if changed from last report.)

Item 9.  Regulation FD Disclosure.

Ecolab Inc. (“Ecolab”) is as of this date publishing certain unaudited pro forma information on its Website at http://www.ecolab.com/investor/proforma.asp.  The unaudited pro forma information (the “Published Material”) relates to Ecolab’s November 30, 2001 acquisition of the 50 percent of the Henkel-Ecolab joint venture which it did not own from Henkel KGaA (the “Transaction”).  This filing on Form 8-K is intended to ensure, pursuant to Regulation FD, that all investors are provided information as to the posting of the Published Material.

On January 10, 2002, Ecolab filed a Form 8-K/A (the “Form 8-K/A”) amending its current report on Form 8-K dated November 30, 2001 to include certain pro forma financial information in accordance with Article 11 of Regulation S-X pertaining to the Transaction.  On March 8, 2002 Ecolab filed an Annual Report on Form 10-K for the year ended December 31, 2001 (the “Form 10–K”) which included, in note 4 to Ecolab’s consolidated financial statements, certain additional pro forma information pertaining to the Transaction for the years 2000 and 2001.

The Published Material information is comprised of unaudited pro forma condensed statements of income for quarterly interim and annual periods for 2000 and 2001 and gives effect to the Transaction as if it had occurred on the historical dates set forth therein, but differs from the pro forma condensed consolidated statements of income contained in the Form 8-K/A and Form 10-K in several respects:

•                                it presents interim pro forma information by fiscal quarter rather than for the longer periods reflected in the 8–K/A as well as the 10-K;

•                                it includes additional information on the fourth quarter and full year pro forma information for 2001;

•                                it assumes that FASB Statement No. 142 (cessation of goodwill amortization) had been applicable to all periods presented; and

•                                it reflects certain reclassification adjustments to conform with Ecolab’s adoption of ETIF 01-09 (“Accounting for Consideration Given by a Vendor to a Customer”) as reviewed in note 2 to the consolidated financial statements contained in the Form 10-K.

Certain of these adjustments would not be included in a filing with the Securities and Exchange Commission (the “Commission”) pursuant to Regulation S-X, Article 11 and, accordingly, the Published Material is not required by, or prepared in accordance with, accounting principles generally accepted in the United States.  The Published Material is being voluntarily posted on Ecolab’s Website to assist investors’ understanding of Ecolab’s ongoing financial results.  The Published Material is not incorporated herein by reference and is not a part of Ecolab’s filings with the Commission.

The Published Material is subject to the estimates, assumptions and limitations set forth therein and should not be considered indicative of actual results that would have been achieved had the

Transaction been consummated on the dates assumed or for the periods presented.  Nor should the Published Material be considered as necessarily indicative of future operating results.  Ecolab specifically disclaims any duty to update the Published Material.

It is anticipated that the Published Material will remain available on the Ecolab Website through June 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

By:	/s/ Kenneth A. Iverson
Kenneth A. Iverson
Vice President and Secretary

Date:       April 10, 2002